Exhibit 99.4

STOCKERYALE, INC.

Restricted Stock Agreement

Granted Under 2007 Stock Incentive Plan

AGREEMENT made as of the      day of                     , 20     between StockerYale, Inc., a Massachusetts corporation (the “Company”), and                                          (the “Participant”).

1. Grant of Shares; Purchase Price.

In consideration for services rendered to the Company by the Participant, the Company hereby issues to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2007 Stock Incentive Plan (the “Plan”),              shares (the “Shares”) of common stock, $0.001 par value, of the Company (“Common Stock”), at a purchase price of $0.001 per share. The Participant agrees that the Shares shall be subject to forfeiture as set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 3 of this Agreement.

2. Forfeiture.

(a) In the event that the Participant ceases to be employed by the Company at any time, for any reason or no reason, with or without cause, all of the Unvested Shares (as defined below) shall be forfeited.

“Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time the Participant ceases to be employed by the Company. The “Applicable Percentage” shall be (i) 100% during the 12-month period ending                     , 20    , (ii) 75% during the 12-month period ending                     , 20    , (iii) 50% during the 12-month period ending                     , 20    , (iv) 25% during the 12-month period ending                     , 20    , and (v) zero after                     , 20    .

(b) For purposes of this Agreement, employment with the Company shall include employment or consultancy with a parent or subsidiary of the Company or serving as a director on the Board of Directors of the Company or a subsidiary.

3. Restrictions on Transfer.

The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, that would be Unvested Shares if the Participant were to cease to be employed by the Company at the time of the transfer, except that the Participant may transfer such Shares (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions of Section 2 and the restrictions on transfer set forth in this Section 3) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement, or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.

4. Escrow. The Participant agrees to deposit the stock certificates representing the Shares in escrow with the Company to be held in accordance with the provisions of this Agreement, and the Participant shall execute and deliver a stock power in favor of the Company in substantially the form of Exhibit A hereto. In addition, any new, substituted or additional securities distributed upon the Unvested Shares shall immediately be delivered to the Company to be held in escrow. The Shares held in escrow hereunder, shall be (a) surrendered to the Company for cancellation upon forfeiture of such Shares, or (b) released to the Participant upon the Participant’s request to the extent the Shares are no longer subject to forfeiture as provided hereunder. When Shares are no longer subject to forfeiture such Shares shall be released to the Employee.

5. Restrictive Legends.

All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and a risk of forfeiture as set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Provisions of the Plan. This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

7. Withholding Taxes; Section 83(b) Election.

(a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the lapse or partial lapse of the risk of forfeiture.

(b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are granted rather than when and as the risk of forfeiture lapses by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

8. Agreement in Connection with Public Offering.

The Participant agrees, in connection with an underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of up to 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

9. Miscellaneous.

(a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee, consultant or director at the will of the Company (not through the act of being hired or being granted shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee, consultant or director for the vesting period, for any period, or at all.

(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Agreement.

(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed, if to the Company to the attention of the General Counsel at its corporate headquarters, and, if to the Participant, at the address shown beneath his or her signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 8(e).

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(h) Amendment. This Agreement may be amended or modified only in accordance with the provisions of the Plan.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STOCKERYALE, INC.

By:
Name:
Title:

Participant:

Address:

Exhibit A

(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)

FOR VALUE RECEIVED, I hereby sell, assign and transfer unto StockerYale, Inc.                                          (            ) shares of Common Stock, $0.001 par value per share, of StockerYale, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number              herewith, and do hereby irrevocably constitute and appoint                                          as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF:
Print Name

NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

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